UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2010
OCZ TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53633	04-3651093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue, San Jose, CA	95119

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 733-8400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On January 19, 2010, OCZ Technology Group, Inc. issued a press release announcing its financial results for the three and nine months ended November 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained herein, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Exhibits.
The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

Exhibit No.	Document Description
99.1	Press Release issued by OCZ Technology Group, Inc. dated January 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ TECHNOLOGY GROUP, INC.
By:	/s/ Kerry T. Smith
Kerry T. Smith
Chief Financial Officer
Date: February 8, 2010

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release of OCZ Technology Group, Inc. dated January 19, 2010